First Quarter 2025 Results April 25, 2025

21st Quarter 2025 Cautionary Statement Forward-Looking Information This earnings presentation and the associated conference call may include forward‐looking statements by the Company and our authorized officers pertaining to such matters as our goals, beliefs, intentions, and expectations regarding, among other things: (a) revenues, earnings, loan production, asset quality, liquidity position, capital levels, risk analysis, divestitures, acquisitions, and other material transactions, among other matters; (b) the future costs and benefits of the actions we may take; (c) our assessments of credit risk and probable losses on loans and associated allowances and reserves; (d) our assessments of interest rate and other market risks; (e) our ability to achieve profitability goals within projected timeframes and to execute on our strategic plan, including the sufficiency of our internal resources, procedures and systems; (f) our ability to attract, incentivize, and retain key personnel and the roles of key personnel; (g) our ability to achieve our financial and other strategic goals, including those related to our merger with Flagstar Bancorp, Inc., which was completed in December 2022, our acquisition of substantial portions of the former Signature Bank through an FDIC-assisted transaction, which was completed in March 2023, and our ability to fully and timely implement and maintain the risk management programs institutions greater than $100 billion in assets must maintain; (h) the impact of the $1.05 billion capital raise we completed in March 2024; (i) our previously disclosed material weaknesses in internal control over financial reporting; (j) the conversion or exchange of shares of the Company’s preferred stock; (k) the payment of dividends on shares of the Company’s capital stock, including adjustments to the amount of dividends payable on shares of the Company’s preferred stock; (l) the availability of equity and dilution of existing equity holders associated with future equity awards and stock issuances; (m) the effects of the reverse stock split we effected in July 2024; and (n) the impact of the recent sale of our mortgage servicing operations, third party mortgage loan origination business, and mortgage warehouse business. Forward‐looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “should,” "confident," and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. Additionally, forward‐looking statements speak only as of the date they are made; the Company does not assume any duty, and does not undertake, to update our forward‐looking statements. Furthermore, because forward‐looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in our statements, and our future performance could differ materially from our historical results. Our forward‐looking statements are subject to, among others, the following principal risks and uncertainties: general economic conditions and trends, either nationally or locally; conditions in the securities, credit and financial markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of our loan or investment portfolios, including associated allowances and reserves; changes in future allowance for credit losses, including changes required under relevant accounting and regulatory requirements; the ability to pay future dividends; changes in our capital management and balance sheet strategies and our ability to successfully implement such strategies; recent turnover in our Board of Directors and our executive management team; changes in our strategic plan, including changes in our internal resources, procedures and systems, and our ability to successfully implement such plan; our ability to successfully remediate our previously disclosed material weaknesses in internal control over financial reporting; changes in competitive pressures among financial institutions or from non‐financial institutions; changes in legislation, regulations, and policies; the impacts of tariffs, sanctions and other trade policies of the United States and its global trading counterparts; the imposition of restrictions on our operations by bank regulators; the outcome of pending or threatened litigation, or of investigations or any other matters before regulatory agencies, whether currently existing or commencing in the future; our ability to fully and timely implement and maintain the risk management programs institutions greater than $100 billion in assets must maintain; the restructuring of our mortgage business; our ability to recognize anticipated cost savings and enhanced efficiencies with respect to our balance sheet and expense reduction strategies; the impact of failures or disruptions in or breaches of the Company’s operational or security systems, data or infrastructure, or those of third parties, including as a result of cyberattacks or campaigns; the impact of natural disasters, extreme weather events, civil unrest, international military conflict, terrorism or other geopolitical events; and a variety of other matters which, by their nature, are subject to significant uncertainties and/or are beyond our control. Our forward-looking statements are also subject to the following principal risks and uncertainties with respect to our merger with Flagstar Bancorp, which was completed in December 2022, and our acquisition of substantial portions of the former Signature Bank through an FDIC-assisted transaction, which was completed in March 2023: the possibility that the anticipated benefits of the transactions will not be realized when expected or at all; the possibility of increased legal and compliance costs, including with respect to any litigation or regulatory actions related to the business practices of acquired companies or the combined business; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the Company may be unable to achieve expected synergies and operating efficiencies in or as a result of the transactions within the expected timeframes or at all; and revenues following the transactions may be lower than expected. More information regarding some of these factors is provided in the Risk Factors section of our Annual Report on Form 10‐K for the year ended December 31, 2024, and in other SEC reports we file. Our forward‐looking statements may also be subject to other risks and uncertainties, including those we may discuss in this news release, on our conference call, during investor presentations, or in our SEC filings, which are accessible on our website and at the SEC’s website, www.sec.gov. Our Supplemental Use of Non-GAAP Financial Measures This presentation may contain certain non-GAAP financial measures which management believes to be useful to investors in understanding the Company’s performance and financial condition, and in comparing our performance and financial condition with those of other banks. Such non-GAAP financial measures are supplemental to and are not to be considered in isolation or as a substitute for, measures calculated in accordance with GAAP.

31st Quarter 2025 Management Focus Areas in 2025 Solid Progress During First Quarter 2025 ▪ Grow primary bank relationships ▪ Deploy expanded product offerings and capabilities into middle market, corporate, and specialized lending verticals ▪ Continue to add additional talent Execute on C&I and Private Bank Growth Initiatives ▪ Lower NCOs and provision for credit losses ▪ Slowdown of new problem loan formation Proactive Management of CRE Portfolio ▪ Continue reduction in CRE concentration ▪ Reduce NPLs through payoffs, amortization, and loan sales Credit Normalization ▪ NIM expansion; reduce funding costs ▪ Grow fee income ▪ Reduce operating expenses(1) by almost $600 million, or 23%, through operational efficiencies; over 80% of efficiencies have been realized Improve Earnings Profile 1 2 3 4 Note: See cautionary statements on page 2 Note 1: Excludes impact from intangible asset amortization and merger-related expenses

Commercial Banking Overview

Commercial Loans

- Q1'25 new credit commitments up 32% to $1,046 million
- Q1'25 new loan originations up 42% to $769 million
- Growth driven by our two areas of focus: Specialized Industries and Corporate & Regional Commercial Banking
  - Specialized Industries originations $327 million of new loans, up 47%
  - Corporate/Regional Banking originations $122 million of new loans, up over 3x
  - Pipeline currently at $875 million, up over 2x compared to 12/31/2024
- Added 22 new relationships during Q1'25

Deposits

- Total Private Bank deposits of $17.9 billion, up $2.2 billion, or up 14% since March 31, 2024 | WAC 2.21%
- Total Commercial deposits of $4.2 billion | WAC 2.34%
- Meaningful opportunity to add commercial deposits as high-quality customer relationships are onboarded

Addition of Seasoned Commercial Bankers

- Strong hiring continues across all lines of business and functions
  - Added 75 new hires across commercial banking business and functions since June 2024
  - Plan to add another 80 to 90 commercial bankers the remainder of 2025
- Hiring seasoned, mid-career bankers from other regional and large banks with a proven track record of successfully building a C&I business

Two-pronged Strategy

- Regional Commercial Banking - fast decisioning and industry expertise are the competitive differentiators
  - Focused on relationship-focused banking in and around our branch footprint
- Specialized Industries and Corporate Banking - national model focused on middle-market and mid-sized corporate borrowers with revenues of $50mm to $5b
  - Focuses: sponsor finance, lender finance, healthcare, oil & gas, power & renewables, franchise finance, sports, and media & entertainment
- Full scale of products and services, including treasury management, payments, 401(k) advisory, FX, interest rate hedging, loan syndications, and capital markets execution

Flagstar Financial, Inc.
1st Quarter 2025 | 4

51st Quarter 2025 $121 $170 $191 $66 $114 $129 $74 $223 $327 $36 $35 $122 $297 $542 $769 9/30/2024 12/31/2024 3/31/2025 Commercial Banking Overview | Momentum in Focus Areas New and Increased C&I Loan Commitments $ in millions Corporate & Regional Commercial Banking Specialized Industries Specialty Finance Flagstar Financial & Leasing New and Increased C&I Loan Originations $ in millions $121 $170 $191 $62 $153 $210 $109 $319 $483 $50 $148 $163 $341 $789 $1,046 9/30/2024 12/31/2024 3/31/2025 Specialized Industries Specialty Finance Flagstar Financial & Leasing Strategic Focus Areas: +308%(1) Strategic Focus Areas: +307%(1) Note 1: Calculation reflects 1Q’25 activity compared to 3Q’24 +159% +206% Corporate & Regional Commercial Banking

61st Quarter 2025 Commercial Banking Overview | Momentum in Focus Areas Specialized Industries $74 $223 $327 $109 $319 $483 3Q'24 4Q'24 1Q'25 New Loan Fundings New Credit Commitments $ in millions Corporate and Regional Commercial Banking $36 $35 $122 $50 $148 $163 3Q'24 4Q'24 1Q'25 New Loan Fundings New Credit Commitments Corporate & Regional Commercial Banking and Specialized Industries end of period loans at 3/31/25 increased $147 million, up 4.4% vs. the prior quarter; 17.6% annualized growth rate $ in millions C&I Loans HFI at 3/31/2025 ($ in millions) 3/31/25 Change QoQ ($) Change QoQ (%) Specialized Industries & Corporate/Regional Commercial Bkg $3,490 $147 4.4% Specialty Finance $3,685 ($179) (4.6%) Flagstar Financial & Leasing $3,968 ($217) (5.2%) Flagstar Public Funding $945 ($28) (2.8%) MSR & EBO Lending $1,419 ($328) (18.8%) Other $1,235 ($29) (2.3%) Total C&I $14,742 ($634) (4.1%)

71st Quarter 2025 Note: $ in millions except share data. Please note that columns of data may not add due to rounding. Quarterly Performance QUARTERLY PERFORMANCE Reported 1Q 2025 Notable Items Adjusted 1Q 2025 Net interest income $410 $ - $410 Non-interest income 80 - 80 Total revenue $490 $ - $490 Total non-interest expense 532 (19) 514 Pre-provision net (loss) revenue $(42) $19 $(23) Provision for credit losses 79 - 79 Pre-tax income $(121) $19 $(102) Income tax (benefit) expense (21) 5 (17) Net (loss) income $(100) $14 $(86) Net (loss) income attributable to common stockholders $(108) $14 $(94) Diluted (loss) earnings per common share $(0.26) $0.03 $(0.23) Notable Items 1Q’25 • Noninterest expense - $5 million from sale of mortgage servicing and TPO business, $6 million accelerated lease costs due to branch closures, and $8 million in merger-related expenses

81st Quarter 2025 Disciplined execution of strategic plan has solidified the balance sheet and positioned the bank well as focus shifts to driving further diversification and scaling of growth-oriented business lines 9.1% 11.9% 12/31/23 3/31/25 Strengthened Balance Sheet Wholesale Borrowings to Total Assets Target operating range 10.5-11.5% 17.4% 13.5% 12/31/23 3/31/25 -393 bps Cash & Securities to Total Assets 17.7% 26.1% 12/31/23 3/31/25 +833 bps Allowance for Credit Losses to LHFI 1.23% 1.82% 12/31/23 3/31/25 +59 bps Common Equity Tier 1 Ratio +286 bps Key Balance Sheet Metrics Improved Since 2023

91st Quarter 2025 2025 2026 2027 Diluted Core EPS(1) ($0.30 - $0.25) $0.75 – $0.80 $2.10 –$2.20 Efficiency Ratio(2) 85 – 90% 65 – 70% ~50% CET1 Ratio 10.50 – 11.00% 10.00 – 10.50% 10.25 – 10.75% ROAA NM 0.30 – 0.40% 0.90 – 1.00% ROATCE NM 4.50 – 5.00% 12.50 – 12.75% TBV Per Share(3) $17.00 – $17.50 $18.00 – $18.50 $20.75 – $21.25 Forecast Update Note: See cautionary statements on page 2 Note 1: Excludes impact from merger-related expenses | Note 2: Excludes impact from intangible asset amortization, severance and merger-related expenses, and | Note 3: Excludes warrants ($ in millions, except per share data) 2025 2026 2027 Net Interest Income $1,825 – $1,875 $2,350 – $2,400 $2,900 – $3,000 Net Interest Margin 1.95 – 2.05% 2.40 – 2.60% 2.80 – 2.90% Provision for Loan Losses $225 – $275 $200 – $250 $150 - $200 Noninterest Income $320 – $360 $325 – $365 $410 – $450 Noninterest Expense(2) $1,900 – $1,950 $1,850 – $1,900 $1,650 – $1,700 Tax Rate (11)% ~32% ~28% Long-Term Targets ROAA : 1%+ ROATCE: 11-12% CET1 Ratio: 10.5-11.5%

101st Quarter 2025 FY25 FY26 FY27 2.28% 1.98% 1.79% 1.73% 1.74% 3.85% 4.15% 4.37% 4.19% 3.85% 5.50% 5.50% 5.00% 4.50% 4.50% 3/31/24 6/30/24 9/30/24 12/31/24 3/31/25 Net Interest Margin | Proactively Managing Higher Net Interest Margin 1. Net interest margin stabilizing entering 2025 and expected to move higher throughout 2025 2. Funding costs expected to decline further throughout 2025 3. Multi-family loans resetting higher 300 to 350 bps 4. Growing higher yielding commercial loans 5. Reduction in non-accrual loans Drivers Note: See cautionary statements on page 2 Interest-Bearing Deposit Costs Fed Funds Rate Reflects NIM Guidance Range 1.95% - 2.05% 2.40% - 2.60% 2.80% - 2.90%

111st Quarter 2025 $621 $638 $656 $556 $485 3/31/24 6/30/24 9/30/24 12/31/24 3/31/25 Noninterest Expense | Disciplined Management Highlights ◼ Linked Year: adjusted operating expenses decreased $136 million, or 22% ◼ Linked Quarter: adjusted operating expenses decreased $71 million, or 13% ◼ Reduction in operating expenses reflects management’s commitment to improve efficiency driven by the impact from strategic initiatives to lower compensation and benefits, vendor spend, real estate optimization, outsourcing and offshoring of certain functions, and FDIC expense ◼ Annualized 1Q’25 adjusted operating expense is $1,940 million Adjusted Operating Expenses(1) -22% Adjusted Operating Expenses Linked Quarter(1) Note 1: See the reconciliations of these non-GAAP measures with the comparable GAAP measures on page 24 Adjusted Operating Expenses Linked Year(1) $ in millions $ in millions $ in millions

121st Quarter 2025 9.4% 9.5% 10.8% 11.8% 11.9% 3/31/24 6/30/24 9/30/24 12/31/24 3/31/25 Capital | Strong Capital Position CET1 Ratio Target operating range 10.5-11.5% 1. CET1 ratio of 11.9% is top quartile in peer group 2. Significant management action preserved and strengthened capital position 3. Capital priority in near term is to deploy capital to fund organic growth Highlights

131st Quarter 2025 Industry Balance ($B) 3/31/25 Noninterest-Bearing Demand $12.7 Interest-Bearing Demand $14.2 Money Markets $6.6 Savings $14.5 Retail CDs $19.3 Jumbo CDs $6.5 Total Deposits $73.9 Deposits | Overview Deposit ActivityWell Diversified Deposit Base by Product ◼ Deposits decreased $2.0 billion, or 2.6% quarter over quarter primarily driven by $1.9 billion lower brokered deposits ◼ Private Banking deposits slightly lower QoQ driven by seasonality; up $2.2 billion since 3/31/2024 ◼ Cycle to date deposit beta of 55%, consistent with our expectations ◼ Moody’s upgraded deposit rating in 1Q’25 HighlightsDeposit Base by Segment ($ in billions) 3/31/25 Change QoQ ($) Change QoQ (%) Retail $36.2 $0.3 0.8% Private Bank $17.9 ($0.3) (1.6%) Mortgage $4.8 $0.0 0.6% Treasury $8.5 ($2.0) (19.3%) Commercial & Premier $6.5 $0.1 1.0% Total Deposits $73.9 ($2.0) (2.6%) $ in billions

141st Quarter 2025 Commercial Real Estate | Payoffs and CRE Concentration Trends 2024 Payoffs Total Substandard (%) 1Q’25 Payoffs Total Substandard (%) Multi-Family $2.1 billion 44% $673 million 62% Office $114 million 91% $14 million --% Non-Office CRE $952 million 14% $153 million 49% Total CRE $3.2 billion 37% $840 million 59% Significant CRE payoffs at par with 59% of the payoffs from substandard loans in the first quarter CRE Portfolio Payoffs at Par 501% 439% 12/31/23 3/31/25 Total CRE Balances(1) CRE payoffs and paydowns driving significant reduction in total CRE balances and in the concentration ratio -62 pp $47.7 $42.0 12/31/23 3/31/25 CRE Concentration Ratio(2) $ in billions -12% Note 1L Total CRE excludes $2.9 billion of owner-occupied CRE Note 2: Calculated as: Total CRE balances (excluding $2.9 billion of owner occupied CRE) / (Tier 1 Capital + Allowance for Loans & Lease Losses)

151st Quarter 2025 Multi-Family | Portfolio Overview Highlights ◼ Multi-Family portfolio ALLL at 1.82%, among the highest relative to peers(2) ◼ MF rent regulated >= 50% ALLL at 2.82% ◼ Average loan size of $8.5 million | MF ALLL reflects the mix of the company’s loans including the rent-regulated loans ◼ $3.4 billion of MF loans reached a repricing date since the beginning of 2024. Adjusting for the impact of the one relationship moved to NAL; over 90% remain current or paid off ◼ Have taken $382 million of net charge-offs since Jan. 2024 $34.8 $33.9 $33.1 $32.0 $31.5 3/31/24 6/30/24 9/30/24 12/31/24 3/31/25 Proactively Reducing Multi-Family (MF) Exposure(1) -9% Note 1: Reflects Multi-family UPB excluding Co-op loans Note 2: Northeast Multi-Family peers include banks with disclosed Multi-Family ALLL ratios: BPOP and EWBC as of 3/31/25 and BHLB, DCOM, FFIC, and FLIC as of 12/31/24 Note 3: Reflects remaining nine months of 2025 $ in billions 1.8% 1.0% 0.7% 0.6% 0.6% 0.5% 0.3% Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Multi-Family ALLL Ratio vs Peers(2) $3.9 $5.0 $8.5 $13.6 2025 2026 2027 2028+ Option/Contractual Maturity per Year (UPB)(1) $ in billions 3.77% 3.46% 3.75% 4.55% % Reflects WAC (3)

161st Quarter 2025 $3.2 $3.0 $2.7 $2.5 $2.4 3/31/24 6/30/24 9/30/24 12/31/24 3/31/25 ◼ Office portfolio $2.4 billion | 3.6% of total LHFI ◼ Average loan size of $12.6 million ◼ Office ALLL of 6.68% ◼ Have taken $368 million of net charge-offs since January 2024 Office Highlights Office | Portfolio Overview Office ALLL Ratio vs. Office Peers(1) 12.3% 11.0% 7.9% 6.7% 4.4% 3.8% 3.7% 2.7% Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Note 1: Peers include banks with disclosed Office ALLL ratios (CFG, EWBC, FCNC.A, HBAN, RF, and ZION as of 3/31/25 and EGBN as of 12/31/24) $0.2 $0.1 $0.2 $1.9 2025 2026 2027 2028+ Contractual Maturity per Year (UPB)(1) $ in billions Reducing Office Exposure $ in billions -25%

171st Quarter 2025 12/31/2024 3/31/2025 ($ in millions) Allowance ALLL % Allowance ALLL % Change in ALLL % Multi-Family $639 1.87% $609 1.82% (5) bps Multi-Family Rent Regulated >=50% (excl. Co-op) $382 2.89% $361 2.82% (7) bps Multi-Family at Market and Rent Regulated <50% (excl. Co-op) $244 1.29% $236 1.26% (3) bps Co-op $13 0.66% $12 0.61% (5) bps CRE $259 3.01% $247 3.02% 1 bps Office (ex. Owner-Occupied) $173 7.01% $164 6.68% (13) bps Non-Office (incl. Owner-Occupied) $86 1.41% $83 1.43% 2 bps Construction & Development $44 1.40% $34 1.20% (20) bps C&I $152 0.99% $175 1.15% 16 bps C&I - Specialty Finance $53 0.64% $42 0.53% (11) bps C&I - Non-Specialty Finance (incl. Office Owner-Occupied) $99 1.40% $133 1.81% 41 bps 1-4 Family $39 0.75% $37 0.71% (4) bps Home Equity $64 4.19% $62 4.12% (7) bps Consumer and Other $4 2.07% $4 1.88% (19) bps Total Loans HFI and Allowance for Loan Losses $1,201 1.76% $1,168 1.75% (1) bps Unfunded Commitment Reserve $50 $47 Total Allowance for Credit Losses $1,251 1.83% $1,215 1.82% (1) bps Asset Quality | Allowance for Credit Loss Detail

181st Quarter 2025 Asset Quality Criticized Loans Total Non-accrual Loans (including LHFS) Note 1: Adjustment reflects impact from same borrower for both quarters Note 2: Presented on an annualized basis Highlights ◼ Criticized loans decreased $885 million, or 6% quarter over quarter ◼ Net charge-offs to average loans decreased 55 basis points to 68 basis points(2) for the first quarter 2025 reflecting further normalization of credit costs ◼ Non-accrual loans adjusted for one large relationship decreased $35 million, or 1.3% vs. prior quarter ◼ Slowdown of new problem loan formation supported by decrease in criticized loans and relatively stable NALs Net Charge-offs to Average Loans(2) 0.39% 1.69% 1.25% 1.23% 0.68% 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 $7.8 $11.8 $14.3 $14.9 $14.0 3/31/24 6/30/24 9/30/24 12/31/24 3/31/25 $2.8 $2.7 $0.2 $0.6 $2.9 $3.3 12/31/24 3/31/25 $ in billions$ in billions -1.3% Adjusted NALs Adj.(1) Total -6%

191st Quarter 2025 $12.0 $18.1 $30.0 $13.0 Liquidity Net Uninsured Deposits Liquidity Profile Maintaining a Strong Liquidity Position ▪ Our liquidity profile remains solid ▪ Total liquidity of $30.0 billion with a coverage ratio of 231% ▪ Cash(1) held on balance sheet of $12.0 billion ▪ $18.1 billion borrowing capacity and high- quality liquid assets Highlights Cash Borrowing Capacity & High-Quality Liquid Assets $ in billions $17.0 Note 1: Reflects only cash held at the Federal Reserve

201st Quarter 2025 $11.27 $17.70 $24.79 4/24/2025 12/31/2027 Adjusted for Warrants 12/31/2027 Adjusted for Warrants Investment Profile Note: See cautionary statements on page 2 | Most peers trade between 1.0x and 2.0x of TBV/share +57% Closing Valuation Gap to Peer Group Presents Significant Upside Share Price Reflecting Multiple of 1.0x TBV/sh Current Share Price +120% Share Price Reflecting Multiple of 1.4x TBV/sh

Appendix

221st Quarter 2025 Flagstar Q1’24 Flagstar Q4’24 Flagstar Q1’25 Category IV Banks Most Recent Available $50 – 100B Asset Banks Most Recent Available CET1 Ratio 10.1% 11.8%(1) 11.9%(1) 10.8% 10.9% CET1 Ratio (inclusive of AOCI)(1)(2) 9.4% 10.7%(1)(2) 11.0%(1)(2) 8.6% 9.8% Loan to Deposit Ratio 110% 90% 90% 78% 84% Cash + Securities / Assets 20% 26% 26% 29% 24% Insured Deposits 84%(3) 83%(3) 82%(3) 55% 56% Source: S&P Capital IQ Pro. Note: See cautionary statements on page 2. Note 1: Assumes conversion of the remaining convertible preferred securities. $1 million of the preferred securities in the March 2024 capital raise remain to be converted upon receipt of certain governmental approvals. Note 2: (CET1 + AOCI – CF Hedge in AOCI) / RWA; Exclusion of AOCI adjusted for cash flow hedges on loan portfolio. Note 3: Excludes collateralized deposits and excludes internal deposits. Capital and Liquidity Position

Q1 2025 Financial Highlights

($ in millions)		Flagstar 3/31/25
INCOME STATEMENT SUMMARY	Net Interest Income	$410
	Noninterest Income	$80
	Noninterest Expense(1)	$485
	Provision for Loan Losses	$79
	Net Income / (Loss) Attributable to Common Shareholders	$(108)
	Diluted Earnings / (Loss) per Common Share	$(0.26)
	Dividends Per Share	$0.01
	ROAA	NM
	ROATCE	NM
	Net Interest Margin	1.74%
BALANCE SHEET SUMMARY	Cash & Cash Equivalents	$12,614
	Total Securities	$12,840
	Loans HFI, Net	$65,424
	Total Assets	$97,628
	Total Deposits	$73,906
	Total Borrowed Funds	$14,178
	Mezzanine Equity	$1
	Preferred Equity	$503
	Common Equity Tier 1 Ratio	11.9%
	Common Equity	$7,650
	Total ACL / Loans HFI	1.82%
	TBV Per Share (1)	$17.33

Income Statement Commentary

Net Interest Income and Non-interest Income:
Reflects the strategic reduction in MF & CRE portfolios, the sale of mortgage and servicing businesses and the impact from non-accrual loans.

Balance Sheet Commentary

Cash & Cash Equivalents:
Continue to utilize a portion of our cash position to pay down higher cost funding and increase our investment securities portfolio.

Loans HFI, Net:
CRE exposure continues to decline due to strong payoff activity.

Deposits:
Decline due to the sale of the mortgage servicing business and related transfer of escrow deposits, maturity/payoff of brokered CDs and seasonality in the Private Bank, partially offset by growth in retail and specialized mortgage business.

Capital:
CET1 ratio improved due to sale of capital-intensive businesses, higher earnings, and AOCI improvement.

Note 1: See the reconciliations of these non-GAAP measures with the comparable GAAP measures on page 24

Flagstar Financial, Inc.
1st Quarter 2025 | 23

241st Quarter 2025 Note: $ in millions except share data. Please note that columns of data may not add due to rounding. Reconciliations of GAAP and Non-GAAP Measures Tangible Book Value Per Common Share 3/31/2025 Total stockholders equity $8,153 Less: Core deposit and other intangibles 459 Less: Preferred stock 503 Tangible common stockholders equity (A) $7,191 Common shares outstanding (B) 415,021,890 Tangible book value per common share (A / B) $17.33 Adjusted Noninterest Expense Three Months Ended 3/31/2024 Three Months Ended 6/30/2024 Three Months Ended 9/30/2024 Three Months Ended 12/31/2024 Three Months Ended 3/31/2025 Noninterest expense $699 $705 $716 $718 $532 Less: Intangible asset amortization 35 33 33 31 28 Less: Merger-related and restructuring expenses 43 34 18 11 8 Less: Items related to long-term asset impairment -- -- -- 77 6 Less: Items related to sale of mortgage servicing business -- -- -- 12 5 Less: Severance costs -- -- -- 31 -- Less: Certain items related to sale of mortgage warehouse business -- -- 9 -- -- Adjusted noninterest expense $621 $638 $656 $556 $485

Peer Groups

Category IV Banks	Ticker
Citizens Financial	CFG
Fifth Third Bancorp	FITB
First Citizens Banc.	FCNC.A
Huntington Banc.	HBAN
KeyCorp	KEY
M&T Bank	MTB
Regions Financial	RF

Banks with $50B - $100B in Assets	Ticker
Columbia Banking System	COLB
Comerica	CMA
Cullen Frost Bankers	CFR
East West Bancorp	EWBC
First Horizon	FHN
Old National Bancorp	ONB
Pinnacle Financial Partners	PNFP
Popular	BPOP
Synovus Financial	SNV
UMB Financial Corporation	UMBF
Valley National	VLY
Webster Financial	WBS
Western Alliance	WAL
Wintrust Financial	WTFC
Zions Bancorp	ZION

Flagstar Financial, Inc.
1st Quarter 2025 | 25